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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 30, 1998

IMPAC SECURED ASSETS CORP. (as depositor under an Amended and Restated Trust Agreement, dated March 31, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Collateralized Asset-Backed Notes, Series 1998-1)



                  IMPAC SECURED ASSETS CMN TRUST SERIES 1998-1
               (Exact name of Issuer as specified in its charter)

         California              333-08439-04               33-0705301
----------------------------     ------------            ----------------
(State or Other Jurisdiction     (Commission             (I.R.S. Employer
of Incorporation)                File Number)            Identification No.)


            20371 Irvine Avenue
            Santa Ana Heights, California                   92707
            -----------------------------                   -----
            (Address of Principal                         (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code, is (714) 556-0122

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  Exhibit No.               Description
                  -----------               -----------

                  3.1 Amended and Restated Trust Agreement, dated as of March 31, 1998, between Impac Secured Assets Corp., as depositor, and Wilmington Trust Company, as owner trustee.

                  4.1 Indenture dated as of March 31, 1998, between Impac Secured Assets CMN Trust Series 1998-1, as issuer and Bankers Trust Company of
                                            California, N.A., as indenture
                                            trustee.

                  99.1 Servicing Agreement, dated as of March 1, 1998, between Impac Funding Corporation (formerly known as ICI Funding Corporation), as master servicer and Impac Secured Assets CMN Trust Series 1998-1, as issuer.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         IMPAC SECURED ASSETS CORP.

                                         By:  /s/ Richard J. Johnson
                                              --------------------------------
                                         Name:    Richard J. Johnson
                                         Title:   Chief Financial Officer

Dated:  April 9, 1998

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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
3.1               Amended and Restated Trust Agreement, dated as of March 31,
                  1998, between Impac Secured Assets Corp., as depositor,
                  Wilmington Trust Company, as owner trustee.
4.1               Indenture, dated as of March 31, 1998, between Impac Secured
                  Assets CMN Trust Series 1998-1, as issuer and Bankers Trust
                  Company of California, N.A., as indenture trustee.
99.1              Servicing Agreement, dated as of March 1, 1998,
                  between Impac Funding Corporation, as master servicer and Impac Secured Assets CMN Trust
                  Series 1998-1, as issuer.


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